Aug. 20, 2015
MFS® Blended Research® Core Equity Fund
MFS® Blended Research® Core Equity Fund
SUPPLEMENT TO PROSPECTUS The date of this supplement is August 20, 2015. MFS® Blended Research® Core Equity Fund
Effective August 11, 2015, the sixth paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" is restated in its entirety as follows:

MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers to create a fundamental rating for an issuer.  MFS uses quantitative models to create a quantitative rating for an issuer. MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating, as well as issuer, industry, and sector weightings, market capitalization, measures of expected volatility of the fund's return (e.g., predicted beta and predicted tracking error), and other factors, with a goal of constructing a portfolio that over time has a consistent level of active risk compared to the Standard & Poor's 500 Stock Index. Active risk is the risk resulting from investment selection rather than market risk.

Effective August 11, 2015, the following is added after the third paragraph in the sub-section entitled "Principal Risks" under the main heading "Summary of Key Information":

Investment Strategy Risk: The fund's strategy to blend fundamental and quantitative research and to have a consistent level of active risk over time may not produce the intended results. In addition, MFS fundamental research is not available for all issuers.